Thrivent Series Fund, Inc.

Supplement to Prospectus dated May 1, 2004

The "Investment Subadvisers and Portfolio Managers" section of the prospectus is amended and restated to read as follows with respect to the Thrivent Technology Portfolio:

James A. Grossman and Michael C. Marzolf serve as portfolio co-managers of Thrivent Technology Portfolio.

Mr. Grossman has been portfolio manager for the Thrivent Technology Portfolio since it commenced operations on May 1, 2001. Mr. Grossman has been with Thrivent Financial since 1996, and he has served as a portfolio manager since 2000.

Mr. Marzolf has served as the portfolio manager for the Thrivent Technology Portfolio since January of 2005. From 2003 to 2004 Mr. Marzolf was a Partner and Technology Analyst at RedSky Securities, LLC. From 1998 to 2003 he was a Senior Technology Analyst with Piper Jaffray & Co.

The date of this Supplement is January 10, 2005.

Please include this Supplement with your Prospectus.